UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 789-9283

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “we” and “our” refer to Longboard Pharmaceuticals, Inc.

Item 7.01 Regulation FD Disclosure.

Included as Exhibit 99.1 to this Form 8-K are slides that are part of a corporate presentation dated October 11, 2023, which are incorporated herein by reference. We intend to utilize these slides and their contents during our Investor and Analyst Event on October 11, 2023, and in various other meetings with securities analysts, investors and others.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing we make with the U.S. Securities and Exchange Commission (“SEC”), whether before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, our expectations regarding our Investor and Analyst Event. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the timing and results of clinical trials and preclinical studies; preliminary interim data from ongoing trials may show results that change when such trials are completed, and topline data may not reflect the complete or final results of a particular study or trial, and are subject to change; our ability to advance, obtain regulatory approval of and ultimately commercialize our product candidates; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; our ability to fund development activities and achieve development goals; our ability to protect our intellectual property; the direct and indirect impacts geopolitical and macroeconomic events on our business; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequently filed Quarterly Reports on Form 10-Q, and the other documents we file from time to time with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description
99.1	Slides from a presentation titled "Investor & Analyst Event" dated October 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: October 11, 2023	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer